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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

                                October 27, 1995
                Date of Report (date of earliest event reported)

                                TRUEVISION, INC.
             (Exact name of Registrant as specified in its charter)


          Delaware                        000-18404             77-0161747
(State or other jurisdiction of   (Commission File Number)   (I.R.S. Employer
incorporation or organization)                              Identification No.)


                                2500 Walsh Avenue
                             Santa Clara, CA  95051
                    (Address of principal executive offices)

       Registrant's telephone number, including area code:  (408) 562-4200

                                    RASTEROPS
          (Former name or former address, if changed since last report)


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ITEM 5.  OTHER EVENTS

     On October 27, 1995, RasterOps, a California corporation ("RasterOps"), effected a reincorporation into the State of Delaware by merging with and into Truevision, Inc., a Delaware corporation ("Truevision"), pursuant to an Agreement and Plan of Merger between RasterOps and Truevision filed with the Office of the Secretary of State in each of California and Delaware on such date.

     As a result of the merger, RasterOps has changed its name to "Truevision, Inc." and Truevision has succeeded by operation of law to all of the assets, rights, powers and property and all of the debts, liabilities and obligations of RasterOps. There has been no change in business, management, fiscal year, location of principal facilities, assets or liabilities of Truevision as a result of the merger.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (C) Exhibits

     2.1  Agreement and Plan of Merger between RasterOps and Truevision.

     4.1  Certificate of Incorporation of Truevision

     4.2  Bylaws of Truevision

                                       -2-

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                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: November 3, 1995       RASTEROPS


                              By:   /s/ R. John Curson
                                    -------------------------------------
                                    R. John Curson
                                    Senior Vice President, Chief Financial
                                    Officer and Secretary
                                    (Principal Financial and Accounting Officer)

                                       -3-

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                                  EXHIBIT INDEX
                                                                  Sequentially
                                                                    Numbered
Document                                                              Page
--------                                                         ---------------


     2.1  Agreement and Plan of Merger between RasterOps and
          Truevision.

     4.1  Certificate of Incorporation of Truevision

     4.2  Bylaws of Truevision

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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549




                                    EXHIBITS
                                       TO

                                    FORM 8-K



                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                                       OF
                       THE SECURITIES EXCHANGE ACT OF 1934



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                                TRUEVISION, INC.


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